UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):	August 3, 2017
Shutterstock, Inc. (Exact name of registrant as specified in its charter)

Delaware	001-35669	80-0812659
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Fifth Avenue, 21st Floor
New York, New York 10118
(Address of principal executive offices, including zip code)

(646) 710-3417
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b)     On August 3, 2017, Shutterstock, Inc. (the “Company”) entered into a Transition Agreement and General Release (the “Agreement”) with David Giambruno, the Company’s Chief Information Officer. Pursuant to the terms and conditions of the Agreement, Mr. Giambruno’s employment with the Company will terminate on August 14, 2017 (the “Resignation Date”).

Subsequent to the Resignation Date and pursuant to the terms of the Agreement, Mr. Giambruno will provide consulting services to the Company through November 14, 2017 on an as-needed basis in order to facilitate an orderly transition of his duties and responsibilities (the “Transition Period”). During the Transition Period, pursuant to the terms of the Agreement, Mr. Giambruno will continue to receive his base salary as well as continued medical coverage at active employee rates. Upon completion of the Transition Period, and subject to his satisfactory completion of certain transition duties and entry into a general release of claims, Mr. Giambruno will be entitled to the following payments:

•	a lump sum transition payment of $184,000; and

•
reimbursement for premiums paid for coverage pursuant to the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended (COBRA), for Mr. Giambruno and his eligible dependents until the earlier of May 31, 2018 or the date upon which Mr. Giambruno becomes eligible for coverage under a health plan from an employer.

The foregoing description of the Agreement is qualified in its entirety by the text of the Agreement, which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)   Exhibits.
10.1Transition Agreement and General Release, dated August 3, 2017 between Shutterstock, Inc. and David Giambruno

SIGNATURE
 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTERSTOCK, INC.

Dated: August 4, 2017	By:	/s/ Heidi Garfield
Heidi Garfield
VP, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Transition Agreement and General Release, dated August 3, 2017 between Shutterstock, Inc. and David Giambruno

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